EXHIBIT 99.2

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

We have read eMagin Corporation's (the "Company") statements made in accordance with Item 4.02 of Form 8-K, as part of the Company's Form 8-K to be  filed with the SEC on or about March 28, 2007,  and we are in agreement with the statements made by the Company in said filing.

/s/ Eisner LLP

Eisner LLP

New York, New York
March 28, 2007